Non-current asset held for sale	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Non-current asset held for sale
Non-current asset held for sale

On December 2, 2015, the Company signed an amendment with Jurong Shipyard ("Jurong") for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the "Unit"). The deferral period originally lasted until June 2, 2016, but was then subsequently extended to July, 2018.

Following completion of the deferral period, the Company and Jurong agreed to form a Joint Asset Holding Company for joint ownership of the Unit, to be owned 23% by the Company and 77% by Jurong, in the event no employment was secured for the Unit and no alternative transaction is completed. Until the end of the deferral period, the Company continued to market the unit for an acceptable drilling contract, and the Unit remained at the Jurong Shipyard in Singapore. On December 26,2017, Jurong announced that a sale agreement, subject to conditions has been signed for West Rigel.

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of sale proceeds from the sale of the West Rigel by Jurong would be $126 million. We consider that this agreement provides additional evidence for the value of the asset held for sale at December 31, 2017, and have therefore reflected the agreed share of proceeds in the sales value of the asset held for sale at the balance sheet date, recognizing a $2 million loss on disposal.

(In millions of U.S. dollars)	December 31, 2017	December 31, 2016
Opening balance	126.0	128.4
Closing balance at the end of the period	126.0	128.4